UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 9, 2020
Date of Report (Date of Earliest Event Reported):

BK Technologies Corporation
_________________________________________
(Exact name of registrant as specified in its charter)

Nevada	001-32644	83-4064262
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7100 Technology Drive, West Melbourne, FL	32904
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (321) 984-1414

N/A
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $.60 per share	BKTI	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  [  ]

Item 8.01
Other Events.

On December 9, 2020, the Board of Directors of BK Technologies Corporation (the “Company”) declared a quarterly dividend of $0.02 per share of the Company’s common stock, payable on January 19, 2021 to stockholders of record of the Company’s common stock as of the close of business on January 4, 2021.

The press release announcing the quarterly cash dividend is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01            Financial Statements and Exhibits.

(d)
Exhibits.

99.1           Press Release dated December 11, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BK TECHNOLOGIES CORPORATION

Date: December 11, 2020	By:	/s/ William P. Kelly
William P. Kelly
Executive Vice President and Chief Financial Officer